EXHIBIT 10.15

                    First Amendment to Lease - Gwinnett Place
                                       and
                    First Amendment to Agreement of Guaranty

                            FIRST AMENDMENT TO LEASE


         This First Amendment to Lease (the "Amendment") is made and entered into as of the 1st day of August, 1998 by and between CNL Hospitality Partners, L.P., a Delaware limited partnership ("Landlord"), and STC Leasing Associates, LLC, a Georgia limited liability company ("Tenant").


                                   WITNESSETH:

         WHEREAS, Landlord and Tenant made and entered into that certain Lease dated as of the 1st day of August, 1998 (the "Lease") with respect to the certain hotel (being a Residence Inn) located in Gwinnett County, Georgia; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly hereinafter set forth.

         NOW THEREFORE, in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby agree as follows:

          1. Recitals: Capitalized Terms: The above recitals are true and correct and are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Lease.

          2. Amendments to the Lease: The Lease is hereby amended and modified as follows:

                  a. Paragraph 8.1(j) is hereby deleted and the following new paragraph 8.1(j) is hereby inserted in lieu, instead and in place thereof:

                           (j) Garage Keepers Liability Insurance. Garage keepers legal liability insurance covering both comprehensive and collision-type losses with a limit of liability in an amount not less than $100,000.00 per occurrence.

                  b. Paragraph 11.3 of the Lease is hereby deleted and the following new paragraph 11.3 is hereby inserted in lieu, instead and in place thereof:

                           11.3 The Reserve. Tenant shall establish a separate interest bearing reserve account (the "Reserve") in a bank designated by Landlord and reasonably approved by Tenant. All interest earned on the Reserve shall be added to and remain part of the Reserve. The purpose of the Reserve is to cover the cost of the following, to the extent carried out in accordance with this Agreement:


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                           (i)  replacements,  renewals and additions to FF&E at
                           the Hotel; and (ii) repairs, renovations, renewals, additions, alterations, improvements or replacements and maintenance to the leased Premises, all of which are routine and which are normally capitalized under generally accepted accounting principals, such as
                           exterior   and   interior   repainting,   resurfacing
                           building walls, floors, roofs and parking areas, and replacing folding walls and the like.

                           Both Tenant and Landlord shall be signatories on the Reserve and either party shall be authorized to withdraw funds from such account; provided, however, Landlord agrees that it shall not make any withdrawals therefrom so long as Tenant is not in default hereunder. Deposits to the Reserve shall be made as follows: (a) for each month during the first Lease Year during the Term hereof three percent (3%) of the Gross Receipts (as defined in Section 4.2 hereof) for such month shall be deposited in the Reserve; (b) for each month during the second Lease Year during the Term hereof four percent (4%) of the gross Receipts for such month shall be deposited in the Reserve; and (c) for each month during the third Lease Year and each Lease Year thereafter during the Term hereof, five percent (5%) of Gross Receipts for such month shall be deposited in the Reserve. Deposits to the Reserve with respect to any such month shall be made in arrears within twenty-one (21) days after the end of such month. Within sixty (60) days after the close of each Lease Year, Tenant shall notify Landlord of the balance in the Reserve and of the account in which the Reserve is maintained. Tenant may only withdraw funds from the Reserve contained in the Approved Reserve Budget and, if not, only with the prior approval of Landlord. (Which funds shall not be withdrawn to cover Major Repairs as described in, and the cost of which shall be borne by Landlord, as set forth in Section 11.2 hereof.) Not later than sixty (60) days prior to the commencement of each calendar year during the Term hereof, Tenant shall submit to Landlord a detailed budget of expenses for the forthcoming calendar year (the "Reserve Budget"). Such Reserve Budget shall reflect by line item the projected budget expenses for the Premises and assumptions on the basis of which such line items were prepared in narrative form if necessary, including separate items for all projected expenditures for replacements, substitutions and additions to Tenant's Personal Property. Tenant shall provide to Landlord reasonable additional detail, information and assumptions used in the preparation of the Reserve Budget as requested by Landlord. Tenant shall review the Reserve Budget with Landlord, and subject to Landlord's approval, Tenant shall implement such Reserve Budget for the successive calendar year (during which it shall, if approved by Landlord, be referred to as the ("Approved Reserve Budget"). Landlord shall have the right to disapprove any Reserve expenditures but Landlord agrees that it will not unreasonably withhold its consent and that it will consent to any expenditures required under the Franchise Agreement. Pending resolution of any dispute, the specific disputed item, of the Reserve Budget shall be suspended and replaced for the calendar year in question by an amount equal to the lesser of (a) that proposed by Tenant for such calendar year or (b) such budget item for the calendar year prior thereto.
                           Tenant shall not make any expenditures from the Reserve, nor shall Tenant deviate from the Approved
                           Reserve   Budget   without  the  prior   approval  of
                           Landlord, except in the case of emergency where immediate action is necessary to prevent imminent danger to person or property. All funds in the Reserve, all interest earned thereon and all property purchased with funds from the Reserve shall be and remain the property of Landlord. Following expiration or early termination of this Agreement and payment in full on all contracts entered into prior to such expiration or termination for work to be done or FF&E to be supplied in accordance with this Section 11.3 out of the Reserve, control over the Reserve shall be transferred from Tenant to Landlord.


          3. Joinder of Guarantors: Amendment to Agreement of Guaranty: The Guarantors hereby join in the execution of the Amendment to acknowledge and consent to the amendment to the Lease contained herein. Further, Landlord, Tenant and Guarantors acknowledge that the Agreement of Guaranty by Stormont Trice Corporation, a Georgia
          corporation, Stormont Trice Development Corporation, a Georgia corporation and Stormont Trice Management Corporation, a Georgia corporation, to and in favor of Landlord dated August 1, 1998 has been amended by that certain First Amendment to Agreement of Guaranty of even date herewith and that the Guaranty as amended is and remains in full force and effect.

          4. Effective Date: This Amendment shall be effective as of, and relate back to August 1, 1998. All references in the Lease to the "FF&E Reserve" shall mean and refer to the "Reserve" as defined in paragraph 2(b) hereof.

          5. Lease in Full Force and Effect: Except as hereby amended and modified, the Lease shall remain in full force and effect in strict accordance with the terms thereof.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed on or as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                  CNL HOSPITALITY PARTNERS, L.P.
                                     a Delaware limited partnership

                                     By:      /s/ Charles A. Muller
                                              --------------------------
                                     Name:    Charles A. Muller
                                     Its:     Executive Vice President

          (CORPORATE SEAL)

                                               "LANDLORD"

                                      STC LEASING ASSOCIATES, LLC
                                      a Georgia Limited Liability Company

                                      By:      /s/ James M. Stormont, Jr.
                                               --------------------------
                                      Name:    James M. Stormont, Jr.
                                      Its:     Authorized Member
         (CORPORATE SEAL)


                                                 "TENANT"


                                      STORMONT TRICE CORPORATION

                                      By:      /s/ Richard M. Stormont
                                               --------------------------
                                      Name:    Richard M. Stormont
                                      Its:     Chairman

         (CORPORATE SEAL)

                                       STORMONT TRICE DEVELOPMENT CORPORATION

                                       By:      /s/ Richard M. Stormont
                                                ---------------------------
                                       Name:    Richard M. Stormont
                                       Its:     Chairman

         (CORPORATE SEAL)

                                        STORMONT TRICE MANAGEMENT CORPORATION

                                        By:      /s/ Donald R. Trice
                                                 --------------------------
                                        Name:    Donald R. Trice
                                        Its:     Chairman

          (CORPORATE SEAL)

                                                 "GUARANTORS"

                    FIRST AMENDMENT TO AGREEMENT OF GUARANTY

         This First Amendment to Agreement of Guaranty (the "Amendment) is made and executed as of the 1st day of August, 1998 by and among Stormont Trice Corporation, a Georgia corporation, Stormont Trice Development Corporation, a Georgia corporation and Stormont Trice Management Corporation, a Georgia corporation (each a "Guarantor" and collectively the "Guarantors") and CNL Hospitality Partners, L.P., a Delaware Limited Partnership ("Landlord").

                                   WITNESSETH

         WHEREAS, the Guarantors made and executed that certain Agreement of Guaranty dated as of the 1st day of August, 1998 in favor of Landlord with respect to that certain Residence Inn in Gwinnett County, Georgia (the "Agreement") as a material inducement to Landlord, to enter into that certain Lease Agreement dated as of August 1, 1998 as amended by First Amendment to Lease of even date herewith (the "Lease") between Landlord and STC Leasing Associates, LLC, ("Tenant") concerning the Premises, and that certain Lease Agreement dated as of August 1, 1998 between Landlord and Tenant concerning the Residence Inn Buckhead (the "Other Lease"), and for other good and valuable consideration including, but not limited to, the financial benefits that will inure to each Guarantor from the business success of Tenant; and

         WHEREAS, the Guarantors desire to further amend the Agreement in certain respects as more particularly hereinafter set forth.

         NOW THEREFORE, in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Guarantors do hereby agree as follows:

          1. Recitals: Capitalized Terms: The above recitals are true and correct and are incorporated herein by this reference. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Lease.

          2. Net Operating Income: The penultimate sentence of the Agreement which reads as follows:

                           "For purposes hereof, "Shortfall" shall mean the amount that Base Rent exceeds net operating income as defined in Exhibit "A" hereto as determined on a cumulative basis for each 12-month period following the Commencement Date of the Lease (and during which this Guaranty exists)."

                  is hereby deleted in its entirety and the following two sentences are hereby inserted in lieu, instead and in place thereof:

                           "For purposes hereof, "Shortfall" shall mean the amount that Base Rent exceeds Net Operating Income (as hereinafter defined), as determined on a cumulative basis for each 12-month period following the Commencement Date of the Lease (and during which this Guaranty exists). Net Operating Income shall mean and refer to EBITDA (earnings before interest, taxes, depreciation and amortization), as calculated in accordance with the Uniform System of Accounts and shall specifically contemplate as expenses, franchise fees and other fees and costs; provided, however, for purposes of determining Net Operating Income, management fees paid for each 12-month measurement period (which are subordinate to Rent) shall be added back to EBITDA and amounts funded into the Reserve pursuant to Section 11.3 of the Lease for each 12-month measurement period, as aforesaid, shall be deducted from EBITDA."

         3. Except as hereby amended and modified, the Agreement shall remain in full force and effect in strict accordance with the terms thereof.


         IN  WITNESS  WHEREOF,   Guarantors  and  Landlord  have  executed  this
Amendment in manner and form sufficient to bind them as of the day and year first above written.


                                     STORMONT TRICE CORPORATION,
                                     a Georgia Corporation

                                     By:      /s/ Richard M. Stormont
                                              ---------------------------
                                     Name:    Richard M. Stormont
                                     Its:     Chairman

         (CORPORATE SEAL)

                                     STORMONT TRICE DEVELOPMENT CORPORATION,
                                     a Georgia Corporation

                                     By:      /s/ Richard M. Stormont
                                              ---------------------------
                                     Name:    Richard M. Stormont
                                     Its:     Chairman

         (CORPORATE SEAL)




                                     STORMONT TRICE MANAGEMENT CORPORATION,
                                     a Georgia Corporation

                                     By:      /s/ Donald R. Trice
                                              ----------------------------
                                     Name:    Donald R. Trice
                                     Its:     Chairman

         (CORPORATE SEAL)

                                              "GUARANTORS"



                                     CNL HOSPITALITY PARTNERS, L.P.,
                                     a Delaware Limited Partnership

                                     By:      CNL Hospitality GP Corporation,
                                              a Delaware Corporation

                                     By:      /s/ C. Brian Strickland
                                              ----------------------------
                                     Name:    C. Brian Strickland
                                     Its:     Vice President


                                                "LANDLORD"